SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                Date of Report (Date of earliest event reported)

                                 March 23, 1998
                ------------------------------------------------


                               Geo Petroleum, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                      0-20915                    33-0328958
   -----------------               -------------             -------------------
   (State or other                  (Commission               (I.R.S. Employer
     jurisdiction                   File Number)             Identification No.)
   of incorporation)


                        501 Deep Valley Drive, Suite 300
                        --------------------------------

           Rolling Hills Estates, CA                         90274
          ---------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)

               Registrant's telephone number, including area code
                                  310-265-0721
                                  -------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       Geo Petroleum, Inc.

Item 5 Other Events

Geo Petroleum Inc. Wins Exxon Waste Disposal Contract

Rolling Hills Estates, California; March 3, 1998: GEO Petroleum, Inc., an independent oil and gas company specializing in high technology energy development and industrial waste disposal, announced today that its disposal services division executed a waste disposal contract with Exxon Corporation [NYSE: XON].

Geo estimates the contract will provide up to $350,000 in additional gross revenues per year. This will represent a 34% increase over current levels. Geo's disposal technology is a new process for Exxon, and Exxon's engineers are still calculating anticipated volumes and sampling additional waste streams. The additional wastes could add significantly to disposal volumes and therefore revenues. The initial waste streams will come from Exxon's Las Flores Canyon hydrocarbon facility.

Before entering into contracts with Geo, each large company and agency conducts intensive environmental audits of Geo's facilities and employee training. Geo received one of the highest environmental and safety audit scores that Exxon has ever awarded, and has passed all audits by other companies and agencies.

Geo  also  has  contracts  with:  Chevron   Corporation  [NYSE:  CHV];  Southern
California Gas Company, a subsidiary of Pacific Enterprises [NYSE: PET]; and several other independent oil companies.

The disposal facilities are located on Geo's giant Vaca Tar Sands Property in Ventura County, California. Waste liquids produced by other oil and gas well operators are injected deep into the subsurface in wells below the Vaca Tar Sands. The process is environmentally superior to any other in commercial use, in that the waste streams are permanently disposed of deep in the earth, where they cannot cause pollution or liability for cleanup.

Geo's mission is to: rapidly expand Vaca's industrial waste disposal operations through diversification into Class I waste streams, implementation of advanced injection and disposal techniques, and continued growth of Geo's customer base; and aggressively develop Vaca's 216,000,000 bbls of oil in place with proven Steam Assisted Gravity Drainage (SAGD) recovery methods.

Safe Harbor for Forward-Looking Statements: Except for historical information contained herein, the statements in this Press Release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve know and unknown risks and uncertainties which may cause the Company's actual results in the future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, volatility of oil prices, product demand, market competition, risk inherent in the Company's international operations, imprecision of reserve estimates and the Company's ability to replace and expand oil and gas reserves. These and other risks are described in the Company's Annual Report on Form 10KSB and other filings with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Geo Petroleum, Inc.
---------------------
Registrant
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/s/ GERALD T. RAYDON
-----------------------------
GERALD T. RAYDON
(CHAIRMAN AND CHIEF EXECUTIVE OFFICER)